Exhibit 99.5

RMG NETWORKS HOLDING CORPORATION

UP TO 7,741,909 SHARES OF COMMON STOCK
ISSUABLE UPON EXERCISE OF NON-TRANSFERABLE RIGHTS
TO SUBSCRIBE FOR SUCH SHARES

NOMINEE HOLDER CERTIFICATION

The undersigned, a bank, custodian bank or other nominee holder (the “Nominee Holder”) of rights (the “Subscription Rights”) to purchase shares of common stock, par value $0.0001 per share (the “Shares”) of RMG NETWORKS HOLDING CORPORATION (the “Company”), pursuant to the rights offering described in the Company’s prospectus, dated November 30, 2016 (the “Prospectus Supplement”), hereby certifies to the Company and Broadridge Corporate Issuer Solutions, Inc., as subscription agent for the rights offering, that (1) the undersigned has exercised, on behalf of the beneficial owners thereof (which may include the undersigned), the Subscription Rights to subscribe for the number of Shares specified below under the basic subscription right, and on behalf of beneficial owners of Subscription Rights who have exercised their basic subscription rights in full, requests to subscribe for the number of additional Shares specified below pursuant to the oversubscription right, the terms of which are described further in the Prospectus Supplement, listing separately each exercised basic subscription right and any corresponding oversubscription right as to each beneficial owner (without identifying any such beneficial owner) for whom the Nominee Holder is acting hereby, and (2) in the case of any beneficial owner who requests to subscribe for additional Shares pursuant to the oversubscription right, each such beneficial owner’s basic subscription privilege has been exercised in full:

NUMBER OF SHARES OWNED ON RECORD DATE	NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO BASIC SUBSCRIPTION RIGHT	NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO OVERSUBSCRIPTION RIGHT
_______________________________	_______________________________	_______________________________
_______________________________	_______________________________	_______________________________
_______________________________	_______________________________	_______________________________
_______________________________	_______________________________	_______________________________
_______________________________	_______________________________	_______________________________

____________________________________________

Name of Broker, Custodian Bank or Other Nominee

By:
Authorized Signature

Name:
(please type or print)

Provide the following information if applicable:

____________________________________________

Depository Trust Company (“DTC”) Participant Number

____________________________________________

Participant

By:
Name:
Title:

DTC Subscription Confirmation Numbers